Exhibit 21

Morgan Stanley

Subsidiaries List

November 30, 2007

Indentations indicate parent-subsidiary relationships.

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley	Delaware
Arara LLC	Delaware
Bayfine DE LLC	Delaware
Bayview Holding Ltd.	Cayman Islands
Bayfine Cayman Ltd.	Cayman Islands
Bayfine DE Inc.	Delaware
Bayfine UK	United Kingdom
Belmondo LLC	Delaware
Cauca LLC	Delaware
Corporate Equipment Supplies, Inc.	Delaware
Cournot Holdings Inc.	Delaware
Cournot Capital Inc.	Delaware
Cournot Financial Products LLC	Delaware
Dean Witter Alliance Capital Corporation	Delaware
Dean Witter Capital Corporation	Delaware
Dean Witter Realty Inc.	Delaware
Dean Witter Holding Corporation	Delaware
Civic Center Leasing Corporation	Delaware
Lewiston Leasing Corporation	Delaware
Sartell Leasing Corporation	Delaware
Dean Witter Leasing Corporation	Delaware
Dean Witter Realty Credit Corporation	Delaware
Dean Witter Realty Fourth Income Properties Inc.	Delaware
Dean Witter Realty Growth Properties Inc.	Delaware
Dean Witter Realty Income Properties I Inc.	Delaware
Dean Witter Realty Income Properties II Inc.	Delaware
Dean Witter Realty Income Properties III Inc.	Delaware
Dean Witter Realty Yield Plus Inc.	Delaware
Dean Witter Realty Yield Plus II Inc.	Delaware
Realty Management Services Inc.	Delaware
Dean Witter Reynolds Venture Equities Inc.	Delaware
Demeter Management Corporation	Delaware
Early Adopter Fund Manager Inc.	Delaware
Fuegos LLC	Delaware
Fundlogic (Jersey) Limited	Jersey, Channel Is.
FV-I, Inc.	Delaware
GSS III Funding, Inc.	Delaware
GSS III Funding Partner, Inc.	Delaware
Global Special Situations III Funding L.P	Delaware
Hudson Resources, Inc.	Delaware
ISG Alternative Investments Inc.	Delaware
Japan Core Funding Inc.	Delaware
Jolter Investments Inc.	Delaware
Merope LLC	Delaware
Electra Ltd	Cayman Islands
Maia Ltd	Cayman Islands
Millport Holdings LLC	Delaware
Millport I LLC	Delaware
Morgan Rundle Inc.	Delaware
MR Ventures Inc.	Delaware
Morgan Stanley & Co. Incorporated	Delaware
DigitalGlobe, Inc.*	Delaware
DigitalGlobe Asia, Inc.	Delaware
EarthWatch Mississippi Operations Incorporated	Mississippi
GlobeXplorer LLC	California
AirPhotoUSA, L.L.C.	Arizona
Dean Witter Reynolds Insurance Agency (Massachusetts) Inc.	Massachusetts
Dean Witter Reynolds Insurance Agency (Ohio) Inc.	Ohio
Dean Witter Reynolds Insurance Agency (Oklahoma) Inc.	Oklahoma
Dean Witter Reynolds Insurance Agency (Texas) Inc.	Texas
Dean Witter Reynolds Insurance Services (Illinois) Inc.	Illinois
Dean Witter Reynolds Insurance Services, Inc. (Puerto Rico)	Puerto Rico
Dean Witter Reynolds Insurance Services (Montana) Inc.	Montana
Dean Witter Reynolds Insurance Services (New Hampshire) Inc.	New Hampshire
Design Enterprises Limited	British Virgin Islands
Graystone Wealth Management Services LLC	Delaware
Morgan Stanley Dean Witter Insurance Services (Arizona) Inc.	Arizona
Morgan Stanley Dean Witter Insurance Services (Arkansas) Inc.	Arkansas
Morgan Stanley Insurance Services Inc.	Delaware
Morgan Stanley Flexible Agreements Inc.	Delaware
Morgan Stanley Management Services II, Inc.	Delaware
MS Securities Services Inc.	Delaware
Prime Dealer Services Corp.	Delaware
TVN Entertainment Corp.*	Delaware
V2 Music (Holdings) Limited*	United Kingdom
V2 Holdings (USA), Inc.	Delaware
E Musica Entertainment Group Inc.*	Delaware
E Musica Acquisition Corporation	Delaware
E Musica Holdings Inc.	Delaware
Musiteca Music Corporation	Delaware

*	Minority voting interest is held by a non-affiliate.

Page 1 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
Protel Records Inc.	Delaware
Revolu Inc.	Delaware
Soundmex Inc.	New York
E Musica Records LLC	Delaware
E Musica Publishing LLC	Delaware
Kubaney Acquisition, LLC	Delaware
Gee Street Records, Inc.	Delaware
V2 Records (Canada) Inc.	Canada
V2 Records, Inc.	Delaware
V2 Music Publishing (Holdings) Limited	United Kingdom
V2 Music Publishing France Sàrl	France
V2 Music Publishing Holdings (USA) Inc.	Delaware
Gee Street Sounds, Inc.	Delaware
In Bed Music, Inc.*	Delaware
Realization Music Ltd.*	Delaware
Tunes of V2 America	Delaware
Songs of V2 America, Inc.	Delaware
Music of V2 America, Inc.	Delaware
V2 Music Publishing Limited	United Kingdom
V2 Publishing (Italy) S.A.	Italy
V2 Publishing (Holdings) Limited	United Kingdom
Morgan Stanley ABS Capital I Inc.	Delaware
Morgan Stanley ABS Capital II Inc.	Delaware
Morgan Stanley Altabridge Ltd.	Cayman Islands
Morgan Stanley Amalthea UK Limited	United Kingdom
Morgan Stanley Amanu LLC	Delaware
Makatea JV Inc.	Delaware
Morgan Stanley Moorea Inc.	Delaware
Morgan Stanley Pinaki Limited	Cayman Islands
Morgan Stanley Raraka Limited	Cayman Islands
Morgan Stanley Tepoto Limited	Cayman Islands
Morgan Stanley Asset Funding Inc.	Delaware
Morgan Stanley Becketts LLC	Delaware
Morgan Stanley Copse LLC	Delaware
Morgan Stanley Chapel LLC	Delaware
Woodcote Capital S.a.r.l.	Luxembourg
Morgan Stanley Asti Investments LLC	Delaware
Morgan Stanley Piedmont Investments LLC	Delaware
Morgan Stanley Cuneo Investments Limited	Cayman Islands
Morgan Stanley Atlas, Inc.	Delaware
Morgan Stanley Biscay LLC	Delaware
Morgan Stanley Alpha Investments LLP	United Kingdom
Morgan Stanley Brunton SARL	Luxembourg
Morgan Stanley Kochi Limited	Cayman Islands
Morgan Stanley Propus Limited	Gibraltar
Alpino Investments Limited	Cayman Islands
Morgan Stanley Clare Sàrl	Luxembourg
Morgan Stanley Cork Limited	Cayman Islands
Morgan Stanley Malabar Limited	Cayman Islands
Morgan Stanley Donegan Limited	Cayman Islands
Morgan Stanley Hoxne Limited	Gibraltar
Morgan Stanley Byzantine S.A.R.L	Luxembourg
Morgan Stanley Mildenhall S.A.R.L	Luxembourg
Morgan Stanley Rosetta Investments S.A.R.L	Luxembourg
Morgan Stanley Vindolanda Equity S.A.R.L	Luxembourg
Morgan Stanley Epsilon Investments Limited	United Kingdom
Morgan Stanley Leitrim S.à.r.l	Luxembourg
Morgan Stanley Kerry Limited	Cayman Islands
Morgan Stanley Plymouth Limited	Cayman Islands
Morgan Stanley Viking LLC	Delaware
Morgan Stanley Fastnet LLC	Delaware
Morgan Stanley Humber LLC	Delaware
Fitzroy Partnership	Delaware
Morgan Stanley Kite LLC	Delaware
Morgan Stanley Firecrest LLC	Delaware
Morgan Stanley Plover Limited	United Kingdom
Morgan Stanley Puffin LLC	Delaware
Morgan Stanley Semaine Sarl	Luxembourg
Ras Dashen Cayman Ltd.	Delaware
Morgan Stanley Boscastle Holding Limited	Cayman Islands
Morgan Stanley Cornerways Cayman Limited	Cayman Islands
Morgan Stanley Monmouth UK	United Kingdom
Morgan Stanley Capital I Inc.	Delaware
Morgan Stanley Capital Group Inc.	Delaware
Cayman Energy Ltd.	Cayman Islands
Heidmar Group Inc.	Delaware
GT Energy Corporation	Texas
Houston Marine Services, Inc.	Texas
Heidmar Inc.	Marshall Islands
Canterbury Tankers LLC *	Marshall Islands

*	Minority voting interest is held by a non-affiliate.

Page 2 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
Darien Tankers Inc.	Liberia
Heidmar International Pools Inc.	Marshall Islands
Dorado Tankers Pool Inc.	Marshall Islands
Marida Tankers Inc.	Marshall Islands
Sigma Tankers Inc.	Marshall Islands
Star Tankers Inc.	Marshall Islands
Heidmar Investments LLC	Marshall Islands
Heidmar Euro LLC	Marshall Islands
Heidmar Force Inc.	Liberia
Heidmar Marine (Far East) LLC	Marshall Islands
Heidmar (Far East) Pte. Ltd.	Singapore
Heidmar UK Limited	United Kingdom
Protank Shipping Inc.	Liberia
Heidmar Lightering Holdings Inc.	Liberia
Heidmar Trading LLC	Marshall Islands
Heidenreich Marine Caracas, C.A.	Venezuela
Norwalk Tankers Inc.*	Liberia
Q88.Com LLC	Marshall Islands
QFleet Com LLC	Marshall Islands
Unicorn-Heidmar Tankers LLC	Marshall Islands
Heidmar Intermediate Holdings Limited	Cayman Islands
Morgan Stanley Capital Group (España), S.L.	Spain
Morgan Stanley Clean Development, LLC	Delaware
Morgan Stanley Clean Development Limited	United Kingdom
Morgan Stanley Renewables Development I (Cayman) Limited	Cayman Islands
Morgan Stanley Energy Development Corp.	Delaware
Morgan Stanley Petroleum Development LLC	Delaware
MSDW Power Development Corp.	Delaware
Congeneracion Prat S.A.	Spain
Minnewit B.V.	The Netherlands
MS Coal Trading Corp.	Delaware
MS LC Corp.	Delaware
MS Retail Development Corp.	Delaware
Naniwa Energy LLC	Delaware
Naniwa Terminal LLC	Delaware
Power Contract Finance, L.L.C.	Delaware
Power Contract Financing II, Inc.	Delaware
Power Contract Financing II, L.L.C.	Delaware
South Eastern Electric Development Corporation	Delaware
South Eastern Generating Corporation	Delaware
TransMontaigne Inc.	Delaware
TransMontaigne Product Services Inc.	Delaware
TransMontaigne Services Inc.	Delaware
TransMontaigne Transport Inc.	Delaware
Coastal Tug and Barge, Inc.	Delaware
Utility Contract Funding II, L.L.C.	Delaware
Morgan Stanley Capital Management, LLC	Delaware
Morgan Stanley Credit Corporation	Delaware
Morgan Stanley Credit Corporation of Iowa	Iowa
Morgan Stanley Credit Corporation of Minnesota	Minnesota
Morgan Stanley Credit Corporation of Pennsylvania	Pennsylvania
Morgan Stanley Credit Corporation of Tennessee	Tennessee
NOVUS Financial Corporation of Washington	Washington
NOVUS Receivables Financing Inc.	Delaware
Morgan Stanley Domestic Holdings, Inc.	Delaware
Morgan Stanley Bank	Utah
Morgan Stanley Capital Partners III, Inc.	Delaware
Morgan Stanley Capital REIT Inc.	Delaware
Saxon Advance Receivables Company, Inc.	Delaware
Morgan Stanley Capital REIT IV, Inc.	Delaware
Morgan Stanley Capital Services Inc.	Delaware
Morgan Stanley Baltic Limited	Cayman Islands
Morgan Stanley Caspian Limited	Cayman Islands
MS Avondale 1 B.V.	The Netherlands
MS Avondale 2 B.V.	The Netherlands
Morgan Stanley Capital Trust III	Delaware
Morgan Stanley Capital Trust IV	Delaware
Morgan Stanley Capital Trust V	Delaware
Morgan Stanley Commercial Financial Services, Inc.	Delaware
Morgan Stanley Commercial Mortgage Capital, Inc.	Delaware
Morgan Stanley Content Corporation	Delaware
Morgan Stanley Dean Witter Equity Funding, Inc.	Delaware
Morgan Stanley Dean Witter International Incorporated	Delaware
Dean Witter International Ltd.	United Kingdom
Dean Witter Reynolds GmbH	Germany
Dean Witter Reynolds International, Inc.	Panama
Dean Witter Reynolds (Lugano) S.A.	Switzerland
River View International Inc.	Delaware
Morgan Stanley Dean Witter Wealth Management, Inc.	Delaware
Morgan Stanley Derivative Products Inc.	Delaware

*	Minority voting interest is held by a non-affiliate.

Page 3 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Distributors Inc.	Delaware
Morgan Stanley Domestic Leasing Inc.	Delaware
Morgan Stanley Durango LLC	Delaware
Morgan Stanley Afdera Cayman Limited	Cayman Islands
Morgan Stanley Amba Alagi LLC *	Delaware
Morgan Stanley Ambasel LLC	Delaware
Morgan Stanley Elan LLC	Delaware
Cimarron Investments LLC	Delaware
Riva Investments LLC	Delaware
Morgan Stanley Emerging Markets Inc.	Delaware
Always Limited	Cayman Islands
TM, Limited	Japan
Inter Capital Alliance Company Limited *	Thailand
MS China 1 Limited	Cayman Islands
DAH Limited	Cayman Islands
Dare Limited	Cayman Islands
MS China 2 Limited	Cayman Islands
MS China 3 Limited	Cayman Islands
MS China 4 Limited	Cayman Islands
MS China 5 Limited	Cayman Islands
MSGHYLADD	Ireland
MSJI LLC	Delaware
MSJI 2 LLC	Delaware
Philippine Asset Investment (SPV - AMC) Inc.	The Philippines
Morgan Stanley Equity Services Inc.	Delaware
Morgan Stanley Europa LLC	Delaware
Morgan Stanley Callisto Cayman Ltd.	Cayman Islands
Morgan Stanley Elara Cayman Ltd.	Cayman Islands
Morgan Stanley Eurydome Cayman Ltd.	Cayman Islands
Morgan Stanley Luxembourg Holdings Sàrl	Luxembourg
Morgan Stanley Europe Reinsurance S.A.	Luxembourg
Morgan Stanley Luxembourg Reinsurance S.A.	Luxembourg
Morgan Stanley White Horse UK	United Kingdom
Morgan Stanley Himalia Cayman Limited	Cayman Islands
Morgan Stanley Sinope Cayman Limited	Cayman Islands
Morgan Stanley Adrastea Netherlands B.V.	The Netherlands
Morgan Stanley IO Cayman Limited	Cayman Islands
Morgan Stanley Iocaste Cayman Limited	Cayman Islands
Morgan Stanley Pasiphae Netherlands B.V.	Cayman Islands
Morgan Stanley Leda Ltd.	Cayman Islands
Morgan Stanley Stoneyside Cayman Limited	Cayman Islands
Morgan Stanley Finance (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Funding, Inc.	Delaware
Morgan Stanley Funding Services Corporation	Delaware
Morgan Stanley Fund Services Inc.	Delaware
Morgan Stanley Fund Services (Bermuda) Ltd.	Bermuda
Morgan Stanley Fund Services (Cayman) Ltd.	Cayman Islands
Morgan Stanley Fund Services (Ireland) Limited	Ireland
Morgan Stanley Fund Services (UK) Limited	United Kingdom
Morgan Stanley Fund Services USA LLC	Delaware
Morgan Stanley Galway LLC	Delaware
Morgan Stanley Global Emerging Markets, Inc.	Delaware
Morgan Stanley Global Strategies Management Holdings, Inc.	Delaware
Morgan Stanley Global Strategies Management LLC	Delaware
Morgan Stanley Global Strategies GP LLC	Delaware
Morgan Stanley GWM Feeder Strategies Inc.	Delaware
Morgan Stanley Hedge Premier GP Inc.	Delaware
Morgan Stanley Home Loans Inc.	Delaware
Morgan Stanley International Holdings Inc.	Delaware
Acheron Ltd.	Cayman Islands
Arigil Menkul Degerler A.S.	Turkey
Arno Limited	Cayman Islands
European Principal Assets Limited	United Kingdom
City Mortgage Bank LLC (aka OOO “Gorodskoy Ipotechny Bank” or OOO )	Russian Federation
Credito Fondario e Industriale - Fonspa SpA	Italy
Primass - Promozioni e Assistenza Immobiliari - SpA	Italy
Psylon Holding Limited	Cyprus
Limited Liability Company Rinocenter	Russian Federation
Volmar Holdings Limited	Cyprus
Hybrid Capital Second Y.K.	Japan
ITALSEC S.r.l.	Italy
Lethe Ltd. *	Cayman Islands
Morgan Stanley AB	Sweden
Morgan Stanley Advantage Services Private Limited	India
Morgan Stanley Asia Holdings I Inc.	Delaware
Morgan Stanley Asia Holdings II Inc.	Delaware
Morgan Stanley Asia Holdings III Inc.	Delaware
Morgan Stanley Asia Holdings IV Inc.	Delaware
Morgan Stanley Asia Holdings VI Inc.	Delaware
Morgan Stanley Asia Pacific (Holdings) Limited	Cayman Islands

*	Minority voting interest is held by a non-affiliate.

Page 4 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Asia Regional (Holdings) III LLC	Cayman Islands
Morgan Stanley (Singapore) Holdings Pte. Ltd.	Singapore
Morgan Stanley Asia (Singapore) Pte.	Singapore
Morgan Stanley Asia (Singapore) Securities Pte. Ltd.	Singapore
Morgan Stanley Capital Group (Singapore) Pte.	Singapore
Morgan Stanley Investment Management Company	Singapore
Morgan Stanley Labuan Investment Bank Limited	Labuan/Malaysia
Morgan Stanley (Hong Kong) Holdings Limited	Hong Kong
Morgan Stanley Asia International Limited	Cayman Islands
Morgan Stanley Hong Kong 1238 Limited	Hong Kong
Morgan Stanley Asia Securities Products LLC	Cayman Islands
Morgan Stanley Asia Limited	Hong Kong
Morgan Stanley Asia Products Limited	Cayman Islands
Morgan Stanley Dean Witter Asia (Taiwan) Ltd.	Republic of China
Morgan Stanley Hong Kong Futures Limited	Hong Kong
Morgan Stanley Hong Kong Securities Limited	Hong Kong
Morgan Stanley Pacific Limited	Hong Kong
Morgan Stanley Investment Consultancy (Beijing) Company Limited	People’s Rep. of China
Morgan Stanley Hong Kong 1239 Limited	Hong Kong
Morgan Stanley Information Technology (Shanghai) Limited	People’s Rep. of China
Morgan Stanley Services Limited	Australia
MSDW-JL Holdings I Limited	Cayman Islands
Morgan Stanley Bosphorus Limited	Cayman Islands
Morgan Stanley Canmore Limited	Cayman Islands
Morgan Stanley Caledonia Limited	Cayman Islands
Morgan Stanley Japan (Holdings) Ltd.	Cayman Islands
City Forum Capital Limited	Cayman Islands
Morgan Stanley Dean Witter Japan Group, Ltd.	Cayman Islands
MSDW-JL Holdings II Limited	Cayman Islands
Morgan Stanley Products Limited	Cayman Islands
MS Capital Cayman Ltd.	Cayman Islands
MS Remora Ltd.	Cayman Islands
MSJL Holdings 4682 Limited	Cayman Islands
MSJL Holdings Limited	Cayman Islands
Morgan Stanley Japan Group Co., Ltd.	Japan
Morgan Stanley Japan Holdings Co., Ltd. *	Japan
Hybrid Capital K.K.	Japan
Jipang Mortgage Finance Co., Ltd.	Japan
Morgan Stanley Tokyo Properties K.K.	Japan
Morgan Stanley Asset & Investment Trust Management Co., Limited	Japan
Morgan Stanley Japan Business Group Co., Ltd.	Japan
Morgan Stanley Japan Securities Co., Ltd.	Japan
Morgan Stanley Capital K.K. *	Japan
K.K. MST Investment Management *	Japan
Lombard Servicing Inc.	Japan
Morgan Stanley Private Equity Management Japan Co., Ltd.	Japan
MS Real Estate Advisors KK	Japan
Panorama Hospitality, K.K.	Japan
MS CYM Preferred Ltd.	Cayman Islands
MSJS Preferred YK	Japan
MSDW Birkdale Limited	Cayman Islands
MSDW Portrush Limited	Cayman Islands
MSDW Muirfield Limited	Cayman Islands
MSDW Lytham Limited	Cayman Islands
Swilken Limited	Cayman Islands
Morgan Stanley Asset Management S.A.	Luxembourg
Morgan Stanley Australia Finance Limited	Australia
Morgan Stanley (Australia) Real Estate Holdings Pty Limited	Australia
Morgan Stanley (Australia) Servco Pty Limited	Australia
Morgan Stanley International Real Estate Limited	Australia
Morgan Stanley Bank AG	Germany
Morgan Stanley B.V.	The Netherlands
Morgan Stanley Canada Limited	Canada
Morgan Stanley Capital S.A. de C.V., SOFOM, E.N.R.	Mexico
Morgan Stanley Capital (Luxembourg) S.A.	Luxembourg
Morgan Stanley Cayman Holdings I Limited	Cayman Islands
Morgan Stanley Commodities Trading Cayman Holdings Limited	Cayman Islands
Morgan Stanley Commodities Trading Hong Kong Holdings Limited	Hong Kong
Morgan Stanley Commodities Trading (China) Limited	People’s Rep. of China
Morgan Stanley (Thailand) Limited	Thailand
Morgan Stanley Donau GmbH	Germany
Morgan Stanley Grund Sàrl	Luxembourg
Morgan Stanley Neckar GmbH	Germany
Morgan Stanley Elbe GmbH	Germany
Morgan Stanley (España), S.A.	Spain
Morgan Stanley Main GmbH	Germany
Morgan Stanley Warta GmbH	Germany
Morgan Stanley Werra GmbH & Co. KG	Germany
Morgan Stanley Hong Kong Limited	Hong Kong
Morgan Stanley Hong Kong Nominees Limited	Hong Kong

*	Minority voting interest is held by a non-affiliate.

Page 5 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Hungary Analytics Kft	Hungary
Morgan Stanley International Limited	United Kingdom
Morgan Stanley Funding II Limited	Jersey, Channel Is.
Morgan Stanley Group (Europe)	United Kingdom
Advantage Home Loans Limited	United Kingdom
Bayfine UK Products	United Kingdom
Morgan Stanley Bramley Limited	United Kingdom
Morgan Stanley Capital Group Limited	United Kingdom
Morgan Stanley (Europe) Limited	United Kingdom
Morgan Stanley Finance plc	United Kingdom
Morgan Stanley Caballa Limited	United Kingdom
Morgan Stanley Gastoro Limited	United Kingdom
Morgan Stanley Pintado Investments Limited	United Kingdom
Woburn IV Cooperatieve UA	The Netherlands
Woburn V Cooperatieve UA	The Netherlands
MSDW Corporate Holdings Limited	United Kingdom
MSDW Corporate Investments I Limited	Jersey, Channel Is.
MSDW Corporate Investments II Limited	Jersey, Channel Is.
Sunningdale Cooperatieve UA	The Netherlands
Woburn Cooperatieve UA	The Netherlands
Wentworth Cooperatieve U.A.	The Netherlands
Morgan Stanley Gala Limited	Jersey, Channel Is.
Morgan Stanley Investment Management Limited	United Kingdom
Morgan Stanley Investment Management (ACD) Limited	United Kingdom
Morgan Stanley JY Holdings Limited	United Kingdom
Morgan Stanley JY Limited	United Kingdom
Morgan Stanley Laxton	United Kingdom
Morgan Stanley Bank International Limited	United Kingdom
Nan Tung Bank Ltd. Zhuhai	People‘s Rep. of China
Morgan Stanley Property Management (UK) Limited	United Kingdom
Morgan Stanley Services (UK) Limited	United Kingdom
Morgan Stanley Strategic Funding Limited	United Kingdom
Morgan Stanley (Structured Products) Jersey Limited	Jersey, Channel Is.
Morgan Stanley UK Group	United Kingdom
Morgan Stanley & Co. International plc	United Kingdom
Morgan Stanley Barbera Two Limited	Cayman Islands
Morgan Stanley Bondola Limited	Cayman Islands
Morgan Stanley Kadarka Limited	Cayman Islands
Morgan Stanley Bowline Limited	United Kingdom
Morgan Stanley Bridel S.a.r.l.	Luxembourg
Morgan Stanley Dean Witter Strategic Investments Limited	United Kingdom
MSDW Lyle Investments Limited	United Kingdom
Morgan Stanley Dover Investments Limited	United Kingdom
Morgan Stanley Penberthy Limited	United Kingdom
Archimedes Investments Coopratieve U.A.	The Netherlands
Hanger Straight Limited	Cayman Islands
Morgan Stanley Elz GmbH	Germany
Morgan Stanley Saar GmbH	Germany
Morgan Stanley Equity Finance (Denmark) ApS	Denmark
Morgan Stanley Equity Financing Services (Sweden) AB	Sweden
Morgan Stanley Fisher Investments Limited	United Kingdom
Ashwood Cooperatieve U.A.	The Netherlands
Woburn VI Cooperatieve U.A.	The Netherlands
Morgan Stanley (France) SAS	France
Morgan Stanley Havel GmbH	Germany
Morgan Stanley Inn GmbH	Germany
Morgan Stanley Wupper GmbH	Germany
Morgan Stanley International Nominees Limited	United Kingdom
Morgan Stanley Lundy Investments Limited	United Kingdom
Morgan Stanley Mandarin Limited	United Kingdom
Morgan Stanley Harlequin Investments Limited	United Kingdom
Metsys Cooperatieve U.A.	The Netherlands
Morgan Stanley Pintail Investments Limited	United Kingdom
Bonaire Cooperatieve U.A.	The Netherlands
Tamboer Cooperatieve U.A.	The Netherlands
Orangewood Cooperatieve U.A.	The Netherlands
Saenredam Cooperatieve U.A.	The Netherlands
Saldanha Cooperatieve U.A.	The Netherlands
Morgan Stanley Neudorf S.a.r.l.	Luxembourg
Morgan Stanley Rhein GmbH	Germany
Morgan Stanley Rivelino Investments Limited	United Kingdom
Morgan Stanley Dolor Limited	Cayman Islands
Morgan Stanley Gerson Limited	Cayman Islands
Morgan Stanley Tostao Limited	Cayman Islands
Denilson Company Pty Limited	Australia
Everaldo LP	Australia
Morgan Stanley Zico Investments Limited	United Kingdom
Morgan Stanley Silvermere Limited	United Kingdom
Morgan Stanley Shanklin Limited	Cayman Islands
Morgan Stanley Northcote Investments Limited	United Kingdom

*	Minority voting interest is held by a non-affiliate.

Page 6 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
Borderwijk Cooperatieve U.A.	The Netherlands
Morgan Stanley Norton Investments Limited	United Kingdom
Bermont Co-operatieve U.A.	The Netherlands
Shavano Cooperatieve UA	The Netherlands
Morgan Stanley Yarmouth Limited	Cayman Islands
Morgan Stanley Wertpapiere GmbH	Germany
MSDW Turnberry Ltd.	United Kingdom
MSDW Jubilee Investments Ltd.	United Kingdom
Augusta Cooperatieve UA	The Netherlands
MSDW Eden Investments Ltd.	United Kingdom
MSDW Mallard Investments Limited	United Kingdom
Brit Alliance Finance B.V.*	The Netherlands
Carysforth Investments Limited	Cayman Islands
Haddington Investments Limited	Cayman Islands
MSDW Montgomerie Limited	United Kingdom
Wadway 1 Cooperatieve U.A.	The Netherlands
Wadway 2 Cooperatieve U.A.	The Netherlands
Morgan Stanley Humboldt Investments Limited	United Kingdom
Marco Polo High Yield Financing srl *	Italy
Clearcreek, S.L.	Spain
Morgan Stanley Malin Investments Limited	United Kingdom
Morgan Stanley Charbono Limited	United Kingdom
Morgan Stanley Fiano Limited	Cayman Islands
Morgan Stanley Tannat Limited	Cayman Islands
Morgan Stanley Portland Investments Limited	United Kingdom
MSDW Raleigh Investments Limited	United Kingdom
Drake Investments Limited *	Cayman Islands
Drake II Investments Limited	Cayman Islands
Eustatius Cooperatieve U.A.	The Netherlands
Livingstone Investments Limited	Jersey, Channel Is.
Woburn III Cooperatieve UA	The Netherlands
Morgan Stanley & Co. Limited	United Kingdom
East Sussex Financing Limited	Jersey, Channel Is.
Cottenden Financing Unlimited	Jersey, Channel Is.
Morgan Stanley Foreign Complex Trust	Delaware
Morgan Stanley Foreign Complex Trust IX	Delaware
Morgan Stanley Securities ACD Limited	United Kingdom
Morgan Stanley Securities Limited	United Kingdom
Morstan Nominees Limited	United Kingdom
MSDW Equity (UK) Plc	United Kingdom
Morgan Stanley Taiwan Limited (Legal Name )	Republic of China
Morgan Stanley UK Limited	United Kingdom
Morgan Stanley Trustee Limited	United Kingdom
OOO Morgan Stanley Bank	Russian Federation
MS Leasing UK Limited	United Kingdom
Morgan Stanley Finance (C.I.) Limited	Jersey, Channel Is.
MSDW Fixed Income Limited	Jersey, Channel Is.
Willow Capital Limited	Jersey, Channel Is.
Morgan Stanley Investment Management (Australia) Pty Limited	Australia
Morgan Stanley Investment Management (Korea) Limited	Republic of Korea
Morgan Stanley Investments (Mauritius) Limited	Mauritius
Morgan Stanley Isar GmbH	Germany
Morgan Stanley Spree GmbH	Germany
Morgan Stanley (Israel) Ltd.	Israel
Morgan Stanley Japan Limited	Cayman Islands
Morgan Stanley Latin America Incorporated	Delaware
Banco Morgan Stanley Dean Witter S.A.	Brazil
Morgan Stanley Dean Witter Administadora de Carteiras S.A.	Brazil
Morgan Stanley Dean Witter Corretora de Títulos e Valores Mobiliários S.A.	Brazil
Morgan Stanley Dean Witter do Brasil Ltda.	Brazil
Morgan Stanley Uruguay Ltda.	Uruguay
MSLA Advisors Incorporated	Delaware
Morgan Stanley Mauritius Company Limited	Mauritius
Butterfly Securities Limited *	India
Morgan Stanley Asia Regional (Holdings) II LLC	Cayman Islands
Morgan Stanley India Primary Dealer Private Limited *	India
Morgan Stanley India Securities Private Limited *	India
Morgan Stanley India Company Private Limited *	India
Morgan Stanley Investment Management Private Limited *	India
MSIM Global Support and Technology Services Private Limited	India
Morgan Stanley Middle East Inc.	Delaware
Morgan Stanley Mortgage Servicing Ltd.	United Kingdom
Morgan Stanley Newport S.a.r.l.	Luxembourg
Morgan Stanley Pacific Services Limited	United Kingdom
Morgan Stanley Private Equity Management Korea, Ltd	Republic of Korea
Morgan Stanley Real Estate Investment GmbH	Germany
Morgan Stanley SGR (Società di Gestione del Risparmio) SpA	Italy
Morgan Stanley South Africa (Pty) Limited	South Africa
Morgan Stanley Spanish Holdings S.L.U.	Spain
Morgan Stanley SV, SAU	Spain

*	Minority voting interest is held by a non-affiliate.

Page 7 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
AB Asesores Ceuta, S.L.	Spain
Morgan Stanley Wealth Management, SV, SAU	Spain
Morgan Stanley Consulting, Agencia de Seguros Exclusiva, S.A	Spain
Morgan Stanley Gestión Pensiones EGFP, S.A.	Spain
Morgan Stanley Gestión SGIIC, S.A.	Spain
Morgan Stanley Swiss Holdings GmbH	Switzerland
Bank Morgan Stanley AG	Switzerland
Fosbury Investments Cooperatieve U.A.	The Netherlands
Morgan Stanley Trading Beteiligungs-GmbH	Germany
MSAM/Kokusai (Cayman Islands), Inc.	Cayman Islands
MSAM/Kokusai II (Cayman Islands), Inc.	Cayman Islands
MSDW Finance (Netherlands) BV	The Netherlands
MS Equity Financing Services (Luxembourg) S.à.r.l.	Luxembourg
MS Italy (Holdings) Inc.	Delaware
MSL Incorporated	Delaware
Morgan Stanley SPV I (Cayman Islands) LLC	Cayman Islands
Farlington Company	Ireland
Providence DE LLC	Delaware
Providence Canada Co.	Canada
Providence Cayman Investments Limited	Cayman Islands
Providence DE Investments Co.	Delaware
PT Morgan Stanley Asia Indonesia *	Indonesia
PT Morgan Stanley Indonesia	Indonesia
Morgan Stanley International Incorporated	Delaware
Morgan Stanley Asia Holdings V Inc.	Delaware
Morgan Stanley (Australia) Holdings Pty Limited	Australia
Morgan Stanley Australia Limited	Australia
Morgan Stanley (Australia) Securities Holdings Pty Limited	Australia
Morgan Stanley Australia Securities Limited	Australia
Morgan Stanley Australia Securities (Nominee) Pty Limited	Australia
Morgan Stanley Capital Holdings	United Kingdom
Morgan Stanley Dean Witter Financial Holdings, LLC	Delaware
Morgan Stanley Hong Kong Finance Limited	Hong Kong
Morgan Stanley Dean Witter UK Capital Limited	United Kingdom
Morgan Stanley Dean Witter HK RAV IV, LLC	Delaware
The HK RAV IV Trust	Hong Kong
The HK RAV IV Partnership	United Kingdom
The HK RAV V Partnership	United Kingdom
Morgan Stanley International Finance S.A	Luxembourg
Morgan Stanley Shannon Limited	Cayman Islands
Morgan Stanley Brighton Limited	Cayman Islands
Morgan Stanley International Insurance Ltd.	Bermuda
MSIIL Captive Insurance, Inc.	Arizona
Morgan Stanley Offshore Investment Company Ltd.	Cayman Islands
Morgan Stanley Select Investment Strategies Ltd.	Cayman Islands
Morgan Stanley SerCo Solutions Pty Limited	Australia
Morgan Stanley SPV II (Cayman Islands) LLC	Cayman Islands
MSDW Investment Holdings Limited	Cayman Islands
Cabot 2 Limited	United Kingdom
MS Cabot Inc.	Delaware
MSDW Investment Holdings (US) Inc.	Delaware
Morgan Stanley UK Trader	United Kingdom
Morgan Stanley Corporate Trader	United Kingdom
Morgan Stanley Financial Trader	United Kingdom
Morgan Stanley Equity Trader	United Kingdom
Morgan Stanley Weser GmbH	Germany
Morgan Stanley Russet LLP	United Kingdom
MSDW Investment Holdings (UK) Ltd.	United Kingdom
Cabot 1 Limited	United Kingdom
Applied Risc Technologies Limited	United Kingdom
Cornwall Financing UK Limited	Jersey, Channel Is.
Morgan Stanley Cornwall Investments UK Limited	Jersey, Channel Is.
Morgan Stanley Investment Holdings Jersey Limited	Jersey, Channel Is.
Hampshire Trading B.V. *	The Netherlands
Lancashire Trading B.V.	The Netherlands
Norfolk Trading B.V.	The Netherlands
Suffolk Trading B.V. *	The Netherlands
Wiltshire Trading B.V.	The Netherlands
Morgan Stanley Funding Limited	Jersey, Channel Is.
Yorkshire Trading B.V.	The Netherlands
Morgan Stanley Cumbria Investments	United Kingdom
Morgan Stanley Derivative Products (Netherlands) B.V.	The Netherlands
Morgan Stanley Equity Finance (Malta) Limited	Malta
Morgan Stanley Maple Limited	United Kingdom
Morgan Stanley Tipperary Limited	Ireland
Morgan Stanley Durham Investments Limited	United Kingdom
Morgan Stanley Cheshire Investments Limited	Jersey, Channel Is.
Morgan Stanley Langton Limited	United Kingdom
Morgan Stanley Equity Holdings (Ireland) Limited	Ireland
Morgan Stanley Derivative Products (Singapore) Pte. Ltd.	Singapore

*	Minority voting interest is held by a non-affiliate.

Page 8 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Equity Trading (Singapore) Pte. Ltd.	Singapore
Morgan Stanley Derivative Products (Spain) S.L.	Spain
Morgan Stanley Mosell S.a.r.l	Luxembourg
Morgan Stanley Wiltz S.a.r.l.	Luxembourg
Morgan Stanley Longcross Limited	United Kingdom
Morgan Stanley Investment Advisors Inc.	Delaware
Morgan Stanley Services Company Inc.	Delaware
Morgan Stanley Investment Management Inc.	Delaware
Morgan Stanley AIP Funding Inc.	Delaware
Morgan Stanley Alternative Investments Inc.	Delaware
Morgan Stanley AIP (Cayman) GP Ltd.	Cayman Islands
Morgan Stanley AIP GP LP	Delaware
Morgan Stanley Alternative Investment Partners LP	Delaware
Morgan Stanley Comprehensive Alternatives Fund I LP	Delaware
Morgan Stanley Distribution, Inc.	Pennsylvania
Morgan Stanley Global Franchise Inc.	Delaware
Morgan Stanley (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Kristinestad LLC	Delaware
Morgan Stanley Leveraged Equity Fund II, Inc.	Delaware
Morgan Stanley Private Equity Asia (Cayman) Limited	Cayman Islands
Morgan Stanley Private Equity Asia Limited	Hong Kong
Morgan Stanley Leveraged Equity Holdings Inc.	Delaware
Morgan Stanley Life Holding Incorporated	Delaware
Morgan Stanley Limpopo LLC	Delaware
Morgan Stanley Breede Inc.	Delaware
Morgan Stanley Lomati LLC	Delaware
Morgan Stanley Tugela Limited	Cayman Islands
Morgan Stanley Vaal LLC	Delaware
Clova Investments LP	Delaware
Morgan Stanley Malbec LLC	Delaware
Morgan Stanley Lyra SARL	Luxembourg
Morgan Stanley Hercules SARL	Luxembourg
Morgan Stanley Ursa SARL	Luxembourg
Morgan Stanley Market Products Inc.	Delaware
Morgan Stanley Martin LLC	Delaware
Morgan Stanley Cadzand Limited	United Kingdom
Morgan Stanley Cadzand II Limited	Cayman Islands
Morgan Stanley Oostburg B.V.	The Netherlands
Morgan Stanley Milla LLC	Delaware
Morgan Stanley Lineker LLC	Delaware
Morgan Stanley ML Acquisition Inc.	Delaware
Morgan Stanley Mortgage Capital Holdings LLC	New York
Angle Merger Subsidiary Corporation	Maryland
Morgan Stanley Capital REIT II Inc.	Delaware
Morgan Stanley Capital REIT III Inc.	Delaware
Morgan Stanley Dean Witter Asset Capital Inc.	Delaware
MS LIQ-I, Inc.	New York
MSMC 2006-FM-1, LLC	Delaware
MSSHG I Ltd.	Cayman Islands
Saxon Capital, Inc.	Maryland
Morgan Stanley Residential Mortgage Inc.	Delaware
Saxon Capital Holdings, Inc.	Delaware
SCI Services, Inc.	Virginia
Saxon Mortgage, Inc.	Virginia
Saxon Holding, Inc.	Delaware
TRS Securities and Certificates, Inc.	Maryland
Saxon Mortgage Services, Inc.	Texas
Saxon Funding Management LLC	Delaware
Morgan Stanley Securitized Assets LLC	Delaware
Saxon Asset Securities Company	Virginia
Morgan Stanley Municipal Funding Inc.	Delaware
Morgan Stanley Municipal Management, Inc.	Delaware
Morgan Stanley Overseas Finance Ltd.	Cayman Islands
Morgan Stanley Overseas Services (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Preferred Strategies Inc.	Delaware
Morgan Stanley Principal Funding, Inc.	Delaware
Morgan Stanley (Hungary) Financial Services Limited	Hungary
MSXL Asia Pacific Limited	Cayman Islands
MSXL China Ltd.	Cayman Islands
SPV Columbus S.r.L.	Italy
Morgan Stanley Principal Strategies, Inc.	Delaware
Morgan Stanley Private Equity Asia, Inc.	Delaware
Morgan Stanley Real Estate Advisor, Inc.	Delaware
MSREA Holdings, Inc.	Delaware
MS Multifamily Investment Platform, Inc.	Delaware
MSREA Holdings, LLC	Delaware
MSREA LL Holdings, LLC	Delaware
Morgan Stanley Real Estate Funding II, Inc.	Delaware
Morgan Stanley Real Estate F Funding, Inc.	Delaware
Morgan Stanley Real Estate F Funding Partner, Inc.	Delaware

*	Minority voting interest is held by a non-affiliate.

Page 9 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Real Estate Investment Management Inc.	Delaware
Morgan Stanley Real Estate Fund, Inc.	Delaware
MSREF I, L.L.C.	Delaware
MSREF I-CO, L.L.C.	Delaware
Morgan Stanley Real Estate Investment Management II, Inc.	Delaware
MSREF II-CO, L.L.C.	Delaware
Morgan Stanley Realty Incorporated	Delaware
BH-MS Realty Inc.	Delaware
BH-MS Leasing Inc.	Delaware
BH-Sartell Inc.	Delaware
Brooks Harvey & Co., Inc.	Delaware
Dean Witter Global Realty Inc.	Delaware
Japan Realty Finance Company	Cayman Islands
Japan Realty Finance Company II	Cayman Islands
Morgan Stanley Properties, Inc.	Delaware
Morgan Stanley Properties Corso Venezia S.r.l.	Italy
Morgan Stanley Properties France SAS	France
Morgan Stanley Properties Germany GmbH	Germany
Morgan Stanley Properties Hong Kong Limited	Hong Kong
Morgan Stanley Capital Ltd.	Republic of Korea
MSK Management II, Ltd. *	Republic of Korea
Morgan Stanley Properties (Mauritius) India	Mauritius
Morgan Stanley Properties India Real Estate Management Private Limited	India
MSP China Holdings Limited	Cayman Islands
Morgan Stanley Properties Advisory Corp. Limited	Cayman Islands
Beijing Kaili Asset Servicing Co., Ltd. *	People’s Rep. of China
Morgan Stanley Properties (China) Co. Ltd.	People’s Rep. of China
MSDI Investment Services *	People’s Rep. of China
Panorama Hospitality Limited	United Kingdom
Panorama Hospitality Global, Inc.	Delaware
Morgan Stanley Realty of California Inc.	California
MS Japan REIT Holding KK	Japan
MS Japan Strategic Core Acquisition KK	Japan
Morgan Stanley Realty of Illinois Inc.	Delaware
Tokyo Realty Investment Company	Cayman Islands
Tokyo Realty Investment Company II	Cayman Islands
Morgan Stanley Reinsurance Ltd.	Bermuda
Morgan Stanley Renewables Inc.	Delaware
Morgan Stanley Biomass LLC	Delaware
Morgan Stanley BrighSource LLC	Delaware
Morgan Stanley Geothermal LLC	Delaware
MS Greenrock LLC	Delaware
Carson Solar I, LLC	Delaware
Morgan Stanley Renewable Development Fund LLC	Delaware
MS Solar I LLC	Delaware
Solar Star WMT I, LLC	Delaware
Morgan Stanley Wind LLC	Delaware
Morgan Stanley Risk Services LLC	Delaware
Morgan Stanley SECAP Funding, LLC	Delaware
Morgan Stanley Securities, Inc.	Delaware
MS Equity Products (Luxembourg) S.à.r.l	Luxembourg
Morgan Stanley Securitization Funding Inc.	Delaware
Morgan Stanley Senior Funding, Inc.	Delaware
Inversiones Sudamerica Uno Ltda	Republic of Chile
Morgan Stanley European Event Driven Finance, Inc.	Delaware
Morgan Stanley European Funding, Inc.	Delaware
Morgan Stanley European Leveraged Products Inc.	Delaware
Morgan Stanley European Transaction Finance, Inc.	Delaware
Morgan Stanley MSSF LLC	Delaware
Morgan Stanley Senior Funding (Capital), Inc.	Delaware
Morgan Stanley Senior Funding (Nova Scotia) Co.	Canada
Tenedora Dalia, S. de R.L. de C.V.	Mexico
Morgan Stanley Services Canada Holding Corp.	Delaware
Morgan Stanley Services Canada Corp.	Nova Scotia
Morgan Stanley Services Inc.	Delaware
Morgan Stanley Special Situations Group Inc.	Delaware
Morgan Stanley Stingray LLC	Delaware
Morgan Stanley Structured Products (Cayman) I Limited	Cayman Islands
Morgan Stanley Syrah One Limited	Cayman Islands
Morgan Stanley Barbera One Limited	Cayman Islands
Morgan Stanley Grenache One Limited	Cayman Islands
Morgan Stanley Grenache Three Limited	Cayman Islands
Morgan Stanley Grenache Two Limited	Cayman Islands
Morgan Stanley Syrah Two Limited	Cayman Islands
Morgan Stanley Technical Services Inc.	Delaware
Morgan Stanley Technical Services MB/VC Inc.	Delaware
Morgan Stanley Tindur LLC	Delaware
Morgan Stanley Arete Limited	Cayman Islands
Morgan Stanley Hubbard Inc.	Delaware
Drumlin JV Inc.*	Delaware

*	Minority voting interest is held by a non-affiliate.

Page 10 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Tower, LLC	Delaware
MS Financing Inc.	Delaware
Broadway 522 Fifth JV LLC *	Delaware
G.H.Y. Capital II B.V.	The Netherlands
Morgan Stanley 750 Building Corp.	Delaware
G.H.Y. Capital B.V.	The Netherlands
Morgan Stanley CS Aviation Holdings, LLC	Delaware
Morgan Stanley Delta LLC	Delaware
MSDW LTCP, L.L.C.	Delaware
MS Harrison LLC	Delaware
Morgan Stanley Trust	Federal Charter
Morgan Stanley Trust National Association	Federal Charter
Morgan Stanley Venture Capital II, Inc.	Delaware
Morgan Stanley Venture Capital III, Inc.	Delaware
Morgan Stanley Venture Capital Inc.	Delaware
Morstan Development Company, Inc.	Delaware
Moranta, Inc.	Georgia
Porstan Development Company, Inc.	Oregon
MS 10020, Inc.	Delaware
MS Capital Holdings Inc.	Delaware
MS CFN, Inc.	Delaware
MS Debt Opportunities Corp.	Delaware
MS Greenrock LLC	Delaware
MS Hawk I LLC	Delaware
MS Holdings Incorporated	Delaware
ARS BCO GP Inc.	Delaware
ARS FIHF GP Inc.	Delaware
ARS GMEMN GP Inc.	Delaware
ARS JEMN GP Inc.	Delaware
ARS NAHV GP Inc.	Delaware
ARS US SMC GP Inc.	Delaware
Morgan Stanley ARS Funding Inc.	Delaware
MS Fixed Income Group Management Inc.	Delaware
Morgan Stanley Global Macro Fund GP LLC	Delaware
Morgan Stanley Hedge Fund Partners Cayman Ltd	Cayman Islands
Morgan Stanley Hedge Fund Partners GP LP	Delaware
Morgan Stanley HFP Investment Inc.	Delaware
Morgan Stanley Hedge Fund Partners LP	Delaware
Morgan Stanley IMDCP Funding, LLC	Delaware
Morgan Stanley Infrastructure Inc	Delaware
Morgan Stanley Infrastructure Holdings, Inc	Delaware
Morgan Stanley Private Equity Asia III, Inc	Delaware
Morgan Stanley Private Equity Asia III, L.L.C	Delaware
MSPEA SLP III, L.L.C.	Delaware
Morgan Stanley Real Estate Securities Global Best Ideas GP Inc	Delaware
Morgan Stanley Thematic Strategy GP Inc.	Delaware
MS Acquisition Sub X LLC	Delaware
MS Alternatives Funding, Inc.	Delaware
MS Alternatives Funding Partner, Inc.	Delaware
MS Alternatives Holding C Inc.	Delaware
MS Alternatives Holding C (Cayman) Ltd.	Cayman Islands
MS Alternatives Holding D Inc.	Delaware
MS Alternatives Holding E Inc.	Delaware
MS ARS Holding A Inc.	Delaware
MS ARS Holding B Inc.	Delaware
MSGFI Management Inc.	Delaware
Private Investment Partners Inc.	Delaware
Private Investment Partners GP Inc.	Delaware
TAM Investment Holdings, Inc.	Delaware
FrontPoint Partners LLC	Delaware
FPP Healthcare Fund 2X GP, LLC	Delaware
FrontPoint Asia Pacific GP, LLC	Delaware
FrontPoint Brookville Horizons Fund GP, LLC	Delaware
FrontPoint Consumer and Industrials Fund GP, LLC	Delaware
FrontPoint Convertible Arbitrage Fund GP, LLC	Delaware
FrontPoint Credit Fund GP, LLC	Delaware
FrontPoint Energy Horizons Fund GP, LLC*	Delaware
FrontPoint Enhanced Alpha Fund I GP, LLC	Delaware
FrontPoint Enhanced Index Fund U.S. Equity Series GP, LLC	Delaware
FrontPoint European Fund GP, LLC	Delaware
FrontPoint Financial Horizons Fund GP, LLC	Delaware
FrontPoint Financial Services Fund GP, LLC	Delaware
FrontPoint Financial Services Fund (Insurance), LLC	Delaware
FrontPoint Fixed Income Opportunities Fund GP, LLC	Delaware
FrontPoint Global Emerging Markets Fund GP, LLC	Delaware
FrontPoint Greater China Fund GP, LLC	Delaware
FrontPoint Healthcare Centennial Fund GP, LLC	Delaware
FrontPoint Healthcare Fund (Insurance), LLC	Delaware
FrontPoint Healthcare Fund 2X GP, LLC	Delaware
FrontPoint Healthcare Fund GP, LLC	Delaware

*	Minority voting interest is held by a non-affiliate.

Page 11 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
FrontPoint Healthcare Horizons Fund GP, LLC	Delaware
FrontPoint Healthcare Long Horizons Fund GP, LLC	Delaware
FrontPoint Japan Fund 2X GP, LLC	Delaware
FrontPoint Japan Fund GP, LLC	Delaware
FrontPoint Japan Small/Mid Cap Fund GP, LLC	Delaware
FrontPoint JEMN GP, LLC	Delaware
FrontPoint Leveraged Multi-Strategy Fund GP, LLC	Delaware
FrontPoint Management (Hong Kong), Ltd.	Cayman Islands
FrontPoint Management Inc.	Delaware
FrontPoint Management Japan Limited	Cayman Islands
FrontPoint Management (UK) LLP	United Kingdom
FrontPoint Management Services, LLC	Delaware
FrontPoint Management Services 2, LLC	Delaware
FrontPoint Multi-Strategy Fund GP, LLC	Delaware
FrontPoint North American Hedged Value Fund GP, LLC	Delaware
FrontPoint Quantitative Equity Strategies Fund GP, LLC	Delaware
FrontPoint Quantitative Fund GP, LLC	Delaware
FrontPoint Quantitative Macro Fund GP, LLC	Delaware
FrontPoint RCL Equity Long/Short Fund GP, LLC	Delaware
FrontPoint Relative Value Opportunities Fund GP, LLC	Delaware
FrontPoint Service Company (UK) Limited	United Kingdom
FrontPoint Service Company (UK) No 2 Limited	United Kingdom
FrontPoint Universal GP, LLC	Delaware
FrontPoint Utility and Energy Fund (Insurance), LLC	Delaware
FrontPoint Utility and Energy Fund GP, LLC *	Delaware
FrontPoint Value Discovery Fund (Insurance), LLC	Delaware
FrontPoint Volatility Opportunities Fund GP, LLC	Delaware
Stadia Capital GP, LLC	Delaware
MS Kasko LLC	Delaware
North European Funding LLC	Delaware
MS Lion LLC	Delaware
Morgan Stanley Beta Investments Limited	United Kingdom
Morgan Stanley Cooper Limited	United Kingdom
Morgan Stanley Gamma Investments	United Kingdom
Morgan Stanley Gerrards Limited	United Kingdom
Fyled Energy Limited	United Kingdom
Fyled Limited Partnership	United Kingdom
Morgan Stanley Sandpiper Limited	United Kingdom
Sand Lake Limited Partnership	United Kingdom
Morgan Stanley Starling Limited	United Kingdom
Morgan Stanley Swallow Limited	United Kingdom
MS Leopard Inc.	Delaware
MS Lynx Ltd.	Cayman Islands
Puma JV LLC	Delaware
MS Tiger Ltd.	Cayman Islands
Oncilla LLC*	Delaware
MS Low Income Housing Corporation	Delaware
Conchito I LLC	Delaware
Esox LLC	Delaware
Guannaco I LLC	Delaware
Mombacho I LLC	Delaware
MS Guaranteed Tax Credit Fund XVI, LLC	Delaware
Morgan Stanley Guaranteed Tax Credit Fund XXIII, LLC	Delaware
MS Guaranteed Tax Credit Fund XXII, LLC	Delaware
Morgan Stanley Georgia Tax Credit Fund III, LLC	Delaware
MS CTH MHP II LLC	Delaware
MS CTH SLP Operating LLC	Delaware
MS CTH Special General Partner II LLC	Delaware
MS LIHTC FCG LLC	Delaware
MS LIHTC FCG Fund I LLC	Delaware
MS LIHTC FCG Fund II LLC	Delaware
MS LIHTC FCG II LLC	Delaware
Paquia LLC	Delaware
Pietra I LLC	Delaware
Pietra II LLC	Delaware
Pietra III LLC	Delaware
Pinol II LLC	Delaware
Pinol III LLC	Delaware
Pinol IV LLC	Delaware
Trova I LLC	Delaware
Trova II LLC	Delaware
Trova III LLC	Delaware
Trova IV LLC	Delaware
Viento LLC	Delaware
Viento II LLC	Delaware
Viento III LLC	Delaware
Viento IV LLC	Delaware
Viento V LLC	Delaware
Viento VI LLC	Delaware
Viento VII LLC	Delaware

*	Minority voting interest is held by a non-affiliate.

Page 12 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
Viento VIII LLC	Delaware
Viento IX LLC	Delaware
Viento X LLC	Delaware
Viento XI LLC	Delaware
Viento XII LLC	Delaware
Viento XIII LLC	Delaware
Viento XIV LLC	Delaware
Wiwili I LLC	Delaware
Wiwili II LLC	Delaware
Wiwili III LLC	Delaware
Wiwili IV LLC	Delaware
Wiwili V LLC	Delaware
MS Low Income Housing II Corporation	Delaware
MS LIHTC FCG INT LLC	Delaware
MS Taishan Inc.	Delaware
Vikuna LLC	Delaware
Warepool 1A LLC	Delaware
Warepool 2A LLC	Delaware
Warepool 3A LLC	Delaware
Warepool 4A LLC	Delaware
Warepool 5A LLC	Delaware
Warepool 6A LLC	Delaware
Vikuna I LLC	Delaware
Vicuna II LLC	Delaware
MS Low Income Housing III Corporation	Delaware
Warepool SLP LLC	Delaware
MS Real Estate Funding, Inc.	Delaware
MS Real Estate Funding Partner, Inc.	Delaware
MS Real Estate Mezzanine Advisor, Inc.	Delaware
MS Revel EFS LLC	Delaware
D&Z Limited	Cayman Islands
MS Structured Asset Corp.	Delaware
MS Synfuels, Inc.	Delaware
MS Rosebank LLC	Delaware
MS Douglasdale Limited	Cayman Islands
Bondi Limited	Cayman Islands
MS Melville LLC	Delaware
MS Dainfern LLC*	Delaware
MS Greenside LLC	Delaware
MS Houghton LLC	Delaware
Sandhurst Partnership *	Delaware
MS Sandhurst FX LLC	Delaware
Morgan Stanley Prosen Limited	Delaware
Toolio Limited	Cayman Islands
MS Technology Holdings, Inc.	Delaware
MSAM Holdings II, Inc.	Delaware
Van Kampen Investments Inc.	Delaware
Van Kampen Advisors Inc.	Delaware
Van Kampen Asset Management	Delaware
Van Kampen Exchange Corp.	California
Van Kampen Funds Inc.	Delaware
Van Kampen Investor Services Inc.	Delaware
MSBF Inc.	Delaware
MSCI Inc.	Delaware
Barra, Inc.	Delaware
Barra International Ltd.	Delaware
BarraConsult Ltda.	Brazil
Barra International (Australia) Pty Ltd.	Australia
Investment Performance Objects Pty Ltd.	Australia
Barra Japan Co., Ltd.	Japan
Barra Ventures, Inc.	Delaware
Barra Holding Company Ltd	United Kingdom
Barra POSIT, Inc.	Delaware
Financial Engineering Associates, Inc.	California
M	People’s Rep. of China
Morgan Stanley Capital International Australia Pty Limited	Australia
Morgan Stanley Capital International Limited	United Kingdom
Morgan Stanley Capital International S.A.	Switzerland
Morgan Stanley Capital International Services Private Limited	India
Morgan Stanley Capital International Singapore Pte Limited	Singapore
MSCP III Holdings, Inc.	Delaware
Morgan Stanley Proprietary Trading Co. (Cayman) Limited	Cayman Islands
MSD Community Development Corporation	Delaware
MSDW Capital Partners IV, Inc.	Delaware
MSDW Capital Trust I	Delaware
MSDW Carnoustie LLC	Delaware
Morgan Stanley Bembridge Inc.	Delaware
Morgan Stanley Sandown Inc.	Delaware
MSDW Gleneagles Limited	Cayman Islands
Marchmont Capital, Inc. *	Delaware
MSDW CPIV Holdings, Inc.	Delaware

*	Minority voting interest is held by a non-affiliate.

Page 13 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
MSDW Credit Products Inc.	Delaware
Morgan Stanley Credit Products Ltd.	Cayman Islands
MSDW EFS Holdings Inc.	Delaware
MSDW Emerging Equity, Inc.	Delaware
MSDW Fixed Income Ventures Inc.	Delaware
Morgan Stanley Principal Investments, Inc.	Delaware
Morgan Stanley Formosa Holdings II (Cayman) Limited	Cayman Islands
Morgan Stanley Principal Investments Asia LLC	Delaware
MS China 6 Limited	Cayman Islands
MS China 7 Limited	Cayman Islands
MS China 8 Limited	Cayman Islands
Morgan Stanley Principal Investments Europe LLC	Delaware
Morgan Stanley Principal Investments North America LLC	Delaware
MS China 9 Limited	Cayman Islands
MS China 10 Limited	Cayman Islands
MS China 12 Limited	Cayman Islands
MSPI Hong Kong I Limited	Hong Kong
Morgan Stanley BrokerTec Holdings Inc.	Delaware
Morgan Stanley Strategic Investments, Inc.	Delaware
Eaux Vives Water Bottling Corp.	Delaware
Morgan Stanley Bahamas Investments LLC	Delaware
MSDW International Employee Services LLC	Delaware
MSDW Nederland B.V.	The Netherlands
MSDW Oak, LLC	Delaware
Maple JV, LLC	Delaware
Sycamore II, Inc.	Delaware
Elder, LLC	Delaware
Maple Finance, Inc.	Delaware
MSDW Birch (Cayman) Limited	Cayman Islands
MSDW Offshore Equity Services Inc.	Delaware
Fundlogic Holdings Inc.	Delaware
Fundlogic SAS	France
Morgan Stanley Eemian Limited	Cayman Islands
Morgan Stanley Aral Limited	Cayman Islands
Morgan Stanley Deshka LLC	Delaware
Morgan Stanley Barnard LLC	Delaware
Morgan Stanley Chandra LLC	Delaware
Morgan Stanley Karluk LLC	Delaware
Morgan Stanley Keck LLC	Delaware
Morgan Stanley Mayall LLC	Delaware
Morgan Stanley Equity Financing Services Ireland Limited	Ireland
Morgan Stanley GFD Hedge Holdings Limited	Cayman Islands
Morgan Stanley GFD Hedge Holdings II Limited	Cayman Islands
Morgan Stanley GFD Proprietary Holdings Limited	Cayman Islands
Morgan Stanley Hedging Co. Ltd.	Cayman Islands
Morgan Stanley Luxembourg Equity Holdings S.a.r.l.	Luxembourg
MSDW Derivative Products (Portugal), Unipessoal Lta	Portugal
MSDW Equity Finance Services I (Cayman) Ltd.	Cayman Islands
MSDW Equity Investments Limited	Cayman Islands
MSDW Offshore Equity Services (Korea) Inc.	Delaware
MSDW OIP Investors, Inc.	Delaware
MSDW PE/VC Holdings, Inc.	Delaware
MSDW-Pioneer GP, Inc.	Delaware
MSDW-Pioneer LP, Inc.	Delaware
MSDW Private Equity, Inc.	Delaware
MSDW Real Estate Special Situations II, Inc.	Delaware
MSDW Real Estate Special Situations II-A Dutch Manager, B.V.	The Netherlands
MSDW Real Estate Special Situations II-B Dutch Manager, B.V.	The Netherlands
MSDW Real Estate Special Situations II-C Dutch Manager, B.V.	The Netherlands
MSDW Strategic Ventures Inc.	Delaware
MSDW Synfuels II, Inc.	Delaware
MSDW Synfuels III, Inc.	Delaware
MSDW Venture Partners IV, Inc.	Delaware
MSDW VP IV Holdings, Inc.	Delaware
MSEOF, Inc.	Delaware
MSEOF Management LLC	Delaware
MSEOF Manager SARL	Luxembourg
MSGEM Holdings, Inc.	Delaware
MSIT Holdings, Inc.	Delaware
SL Partners MD Side Fund, LLC	Delaware
MSPEA Holdings, Inc.	Delaware
MSREA Guaranty, Inc.	Delaware
MSRE Mezzanine, Inc.	Delaware
MSRE Mezzanine, LLC	Delaware
MSRE Mezzanine-GP, LLC	Delaware
MSREF II, Inc.	Delaware
MSREF II, L.L.C.	Delaware
MSREF III, Inc.	Delaware
MSREF III, L.L.C.	Delaware
MSREF IV, Inc.	Delaware

*	Minority voting interest is held by a non-affiliate.

Page 14 of 15 Pages

Morgan Stanley

Subsidiaries List

November 30, 2007

Company	Jurisdiction of Incorporation or Formation
MSREF IV, L.L.C.	Delaware
MSREF IV Domestic-GP, L.L.C.	Delaware
MSREF IV Domestic-LP, L.L.C.	Delaware
MSREF IV International-GP, L.L.C.	Delaware
MSREF IV International-LP, L.L.C.	Delaware
MSREF V Funding, Inc.	Delaware
MSREF V Funding Partner, Inc.	Delaware
MSREF V International Funding, L.P.	Delaware
MSREF V, Inc.	Delaware
MSREF V, L.L.C.	Delaware
MSREF V U.S.-GP, L.L.C.	Delaware
MSREF V U.S.-LP, L.L.C.	Delaware
MSREF V International-GP, L.L.C.	Delaware
MSREF V International-LP, L.L.C.	Delaware
MSREF Real Estate Advisor, Inc.	Delaware
MSREF VI, Inc.	Delaware
MSREF VI, L.L.C.	Delaware
MSREF VI International-GP, L.L.C.	Delaware
MSREF VI International-LP, L.L.C.	Delaware
MSRESS III, Inc.	Delaware
MSRESS III Manager, L.L.C.	Delaware
Morgan Stanley Real Estate Special Situations III-GP, L.L.C	Delaware
MSRESS III Opportunities Fund - GP, L.L.C.	Delaware
Morgan Stanley Real Estate Special Situations III-LP, L.L.C	Delaware
MSUH Holdings I, Inc.	Delaware
MSUH Holdings II, Inc.	Delaware
MS SP Urban Horizons, Inc.	Delaware
MS Urban Horizons, Inc.	Delaware
MSVP 2002 Holdings, Inc.	Delaware
MSVP 2002, Inc.	Delaware
MSVP 2002 Fund, LLC	Delaware
MSYS Holdings Inc.	Delaware
Musum I LLC	Delaware
Musum II LLC	Delaware
Papi LLC	Delaware
Pettingell LLC	Delaware
PG Holdings, Inc.	Delaware
PG Holdings III, Inc.	Delaware
PG Investors II, Inc.	Delaware
PG Investors III, Inc.	Delaware
PG Investors IV, Inc.	Delaware
Pierpont Power, Inc.	New York
Pinol I LLC	Delaware
Providence DE Funding Co.	Delaware
Providence DE Investments LLC	Delaware
Providence International Limited	Cayman Islands
Providence Valley Limited	Cayman Islands
Providence DE Holdings Co.	Delaware
Providence Cayman Holdings Limited	Cayman Islands
Reynolds Securities Inc.	Delaware
Shuksan LLC	Delaware
Elderslie Holdings Limited	Delaware
Elderslie Limited	Cayman Islands
Esporta Holdings Limited	Cayman Islands
Esporta Limited	Cayman Islands
Littlehill Limited	Cayman Islands
Morgan Stanley Eder S.a.r.l.	Luxembourg
Serratus LLC	Delaware
Strategic Investments I, Inc.	Delaware
MS Strategic (Mauritius) Limited	Mauritius
Strategic Investments II, Inc.	Delaware
Toole Power, Inc.	Delaware
Ventura Holdings Inc.	Delaware
MS PA Gaming Holdings, Inc.	Delaware
Ventura Holdings NJ, Inc.	Delaware
MS Gaming Opportunities LLC	Delaware
Ventura AC LLC	New Jersey
Zephyr (Cayman) Limited	Cayman Islands

*	Minority voting interest is held by a non-affiliate.

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